                                   [PHOTO]

                                                 ANNUAL REPORT AUGUST 31, 2001


Oppenheimer
DEVELOPING MARKETS FUND


                                                       [OPPENHEIMERFUNDS LOGO]
                                                       THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
------------------------------------------------------------------------------

        Contents
    1   Letter to
        Shareholders

    2   An Interview
        with Your Fund's
        Manager

    6   Fund Performance

   11   FINANCIAL
        STATEMENTS

   32   INDEPENDENT
        AUDITORS' REPORT

   33   Federal
        Income Tax
        Information

   34   Officers and
        Trustees

FUND OBJECTIVE

Oppenheimer Developing Markets Fund aggressively seeks capital appreciation.

FUND HIGHLIGHTS

-Barron's Ranking--Barron's ranked Portfolio Manager Rajeev Bhaman #24 in their Top 100 Fund Managers, July 2001. Rajeev has been ranked in Barron's top 50 for the past two years.(1)


---------------------------------
AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 8/31/01

           Without    With
           Sales Chg. Sales Chg.
---------------------------------
Class A    -20.08%    -24.68%
---------------------------------
Class B    -20.67     -24.51
---------------------------------
Class C    -20.68     -21.44
---------------------------------





SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

1. Source: Barron's, "Lucky, and Good," July 23, 2001.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------

[PHOTO]
JOHN V. MURPHY
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.





Dear Shareholder,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.

To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.

As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.

In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.

At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY
John V. Murphy
September 24, 2001


                    1 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
------------------------------------------------------------------------------

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Frank Jennings
Rajeev Bhaman (Portfolio Manager)

HOW DID OPPENHEIMER DEVELOPING MARKETS FUND PERFORM DURING THE FISCAL YEAR THAT ENDED AUGUST 31, 2001?

A. While the Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, its absolute return for the period fell short of our expectations. Despite owning what we continue to believe are franchise businesses (that is, attractively valued companies with formidable competitive advantages and what we believe are sustainable prospects), economic and market pressures slowed the overall performance of the Fund.

All the same, the Fund performed favorably versus its competition. According to Lipper, Inc., a leading mutual fund performance tracking company, the Fund's Class A shares were ranked #17 of 185 and #4 of 151 emerging markets funds for the respective one- and three-year periods ended August 31, 2001.(1) At the same time, the Fund's Class A shares received a 5-star overall rating from Morningstar, Inc. for the three-year period ended August 31, 2001, among 1,308 international equity funds.(2)

WHAT WERE SOME OF THE MARKET DEVELOPMENTS THAT AFFECTED THE FUND?

A number of events during the period had a negative effect on performance. For the most part, a manufacturing decline and cutbacks in corporate technology spending slowed the U.S. economy. This slowdown in the U.S., the world economic leader for the past five years, hurt growth worldwide. As the slump



1. Lipper rankings are based on changes in net asset values without considering sales charges, and with dividends and capital gains distributions reinvested.

2. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star ratings are based on the weighted average of 3-, 5- and 10-year (if applicable) ratings for a fund or class and are subject to change monthly. The overall rating for the Fund's Class A shares was the 3-year rating.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.


                    2 OPPENHEIMER DEVELOPING MARKETS FUND

-------------------------------------------------------------------------------
We continued to judge companies on their individual merits--regardless of size or location.
-------------------------------------------------------------------------------


spread globally, particularly to the major developing markets of Mexico and Brazil, investors lost their appetite for riskier asset classes.

Higher debt levels in certain developing market countries and investors' unwillingness to provide additional capital to these countries also contributed to the waning confidence in emerging markets. This spurred a move toward the safety of U.S. bonds, resulting in lower bond prices overseas. As the cost of capital in many developing markets rose sharply, stock prices in turn retreated. Furthermore, the extreme strength of the U.S. dollar for much of the period proved a burden for countries whose debt is denominated in U.S. dollars. The stronger dollar, which increased the value of that debt, saddled these countries with heavier debt loads, making them less attractive in the eyes of investors.

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

As always, we continued to judge companies on their individual merits--regardless of size or location. In our search for franchise businesses, namely those that dominate a particular niche, we look for companies with significant competitive advantages whose reasonable prices and potential for sustainable growth make them attractive over a three- to five-year period. We also tend to focus on companies that stand to benefit from one or more key worldwide growth trends, such as mass affluence and corporate restructuring.

Where we aim to add substantial value relative to our competition is in the moderation of volatility. To that end, we rigorously adhere to a stringent policy of risk management, broadly diversifying the portfolio across a variety of individual holdings and investment ideas. Our confidence in the long-term prospects of our holdings--which is based on our rigorous fundamental analysis--is exemplified in the relatively low amount of trading activity ("turnover") in our portfolio.


                    3 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
------------------------------------------------------------------------------

---------------------------------
AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/01(3)
                      Since
Class A     1-Year    Inception
---------------------------------
          -32.45%     3.03%

                      Since
Class B     1-Year    Inception
---------------------------------
          -32.30%     3.15%

                      Since
Class C     1-Year    Inception
---------------------------------
          -29.59%     3.49%

---------------------------------



WHICH OF YOUR HOLDINGS BEST REPRESENTS YOUR SELECTION CRITERIA?

Hopefully, all of them do. One example is India-based pharmaceutical company Dr. Reddy's Laboratories Ltd., a stock we have owned virtually since the Fund's inception. It is a large exporter of generic formulations, and is widely known for capitalizing on popular treatments whose patents are about to expire. Moreover, the company has demonstrated highly competitive efficiencies in manufacturing and pricing, and is currently expanding its new development efforts. As a result, it appears poised to benefit from enhanced revenue streams through licensing and royalty payments.

Unfortunately, not all of our holdings met with such success. ICICI Ltd., one of India's leading financial institutions, fell on declining profits resulting from an increase in non-performing loans. In addition, below-average rainfall resulted in slower economic growth for Compania Paranaense Energia, a Brazilian energy company, by curbing its ability to generate hydroelectric power.

Although one must pay close attention to the risks posed by individual companies, please keep in mind that investing in foreign securities also entails additional risks, such as foreign currency fluctuations and higher expenses, which can affect returns.

WHAT IS YOUR OUTLOOK FOR THE FUND GOING FORWARD?

We try not to predict the movement of markets. It is our view that focusing on good companies in good businesses at good prices is a much more rewarding task. However, until we see a turnaround in the U.S. economy, and with it a bolstering of world trade, volatility could continue to rule the day. For that reason, it is crucial to maintain a long-term orientation when

3. See Notes on page 10 for further details.

                    4 OPPENHEIMER DEVELOPING MARKETS FUND

REGIONAL ALLOCATION(4)

[PIE CHART]

- Asia                          44.3%

- Latin America                 33.2

- United States/
   Canada                       10.0

- Middle East/
   Africa                        7.6

- Emerging
   Europe                        3.4

- Europe                         1.5

------------------------------------------------------------------------------

pursuing these compelling growth opportunities, whose enormous potential far outweighs most others. In taking a consistent, patient approach to this emerging global marketplace, Oppenheimer Developing Markets Fund continues to be an important part of The Right Way to Invest.




TOP TEN GEOGRAPHIC DIVERSIFICATION HOLDINGS(4)
----------------------------------------------------------------------
India                                                           23.7%
----------------------------------------------------------------------
Brazil                                                          15.0
----------------------------------------------------------------------
Mexico                                                          14.3
----------------------------------------------------------------------
United States                                                   10.0
----------------------------------------------------------------------
Korea, Republic of (South)                                       5.3
----------------------------------------------------------------------
Singapore                                                        5.0
----------------------------------------------------------------------
Hong Kong                                                        3.7
----------------------------------------------------------------------
Egypt                                                            3.4
----------------------------------------------------------------------
Croatia                                                          2.4
----------------------------------------------------------------------
Indonesia                                                        2.3

TOP TEN COMMON STOCK HOLDINGS(5)
----------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA (Embraer), Preference       5.2%
----------------------------------------------------------------------
Bharat Petroleum Corp. Ltd.                                      3.9
----------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                                 3.7
----------------------------------------------------------------------
Grupo Financiero Banorte SA de CV                                3.4
----------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                           3.2
----------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.                                    3.2
----------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd.                                2.7
----------------------------------------------------------------------
Pliva d.d., GDR                                                  2.5
----------------------------------------------------------------------
Brazil Realty SA, GDR                                            2.2
----------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV                                2.2

4. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of investments.

5. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on net assets.

                    5 OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE
------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Below is a discussion, by OppenheimerFunds Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended August 31, 2001, Oppenheimer Developing Markets Fund operated in a highly unfavorable environment that detracted from overall performance. A number of economic and market events, including a global economic slowdown, increased risk aversion among investors, a strong U.S. dollar and rising sovereign debt levels worked against many markets in the developing world. In light of these developments, the Fund's manager continued to focus on reasonably priced franchise businesses able to demonstrate formidable competitive advantages and sustainable growth prospects. Portfolio holdings were also selected for their potential to benefit from key worldwide growth trends, such as mass affluence and corporate restructuring. The Fund's mix of countries, industries and market capitalizations was the result of the manager's company-by-company evaluation process rather than any target allocations. The Fund's portfolio holdings, allocations, management and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET.
The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held from the inception date of November 18, 1996 until August 31, 2001. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.


                     6 OPPENHEIMER DEVELOPING MARKETS FUND

   The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged capitalization-weighted equity index of issuers located in 25 developing markets. The MSCI Emerging Markets Free Index is widely recognized as a measure of performance in developing markets.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

                     7 OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE
-------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer Developing Markets Fund (Class A)

-- Morgan Stanley Capital International (MSCI) Emerging Markets Free Index



                  Oppenheimer               Morgan Stanley
                  Developing             Capital International
                   Markets                (MSCI) Emerging
                    Fund                     Markets Free
Date              (Class A)                    Index
11/18/96          $  9425                    $ 10000
11/30/96             9331                      10000
02/28/97            11008                      11162
05/31/97            11923                      11102
08/31/97            12083                      10306
11/30/97            10641                       8504
02/28/98            11331                       8831
05/31/98            11073                       7796
08/31/98             7693                       5062
11/30/98             9091                       6415
02/28/99             8275                       6247
05/31/99            10552                       7787
08/31/99            11533                       8538
11/30/99            13617                       9157
02/29/00            18933                      10485
05/31/00            16504                       9094
08/31/00            17198                       8923
11/30/00            14677                       6875
02/28/01            16147                       7352
05/31/01            15456                       6963
08/31/01            13745                       6281



AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/01(1)

1-Year -24.68%  Since Inception 6.87%




CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer Developing Markets Fund (Class B)

-- Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

                  Oppenheimer               Morgan Stanley
                  Developing             Capital International
                   Markets                (MSCI) Emerging
                    Fund                     Markets Free
Date              (Class A)                    Index
11/18/96          $  10000                    $ 10000
11/30/96              9900                      10000
02/28/97             11650                      11162
05/31/97             12580                      11102
08/31/97             12730                      10306
11/30/97             11190                       8504
02/28/98             11886                       8831
05/31/98             11593                       7796
08/31/98              8039                       5062
11/30/98              9492                       6415
02/28/99              8617                       6247
05/31/99             10978                       7787
08/31/99             11962                       8538
11/30/99             14101                       9157
02/29/00             19586                      10485
05/31/00             17038                       9094
08/31/00             17729                       8923
11/30/00             15096                       6875
02/28/01             16577                       7352
05/31/01             15842                       6963
08/31/01             13865                       6281







AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/01(1)

1-Year -24.51%  Since Inception 7.07%






(1.) See Notes on page 10 for further details.


                     8 OPPENHEIMER DEVELOPING MARKETS FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


-- Oppenheimer Developing Markets Fund (Class C)

-- Morgan Stanley Capital International (MSCI) Emerging Markets Free Index



                  Oppenheimer               Morgan Stanley
                  Developing             Capital International
                   Markets                (MSCI) Emerging
                    Fund                     Markets Free
Date              (Class C)                    Index
11/18/96          $  10000                   $  10000
11/30/96              9900                      10000
02/28/97             11660                      11162
05/31/97             12590                      11102
08/31/97             12740                      10306
11/30/97             11190                       8504
02/28/98             11895                       8831
05/31/98             11602                       7796
08/31/98              8042                       5062
11/30/98              9497                       6415
02/28/99              8622                       6247
05/31/99             10984                       7787
08/31/99             11980                       8538
11/30/99             14109                       9157
02/29/00             19582                      10485
05/31/00             17032                       9094
08/31/00             17722                       8923
11/30/00             15087                       6875
02/28/01             16577                       7352
05/31/01             15840                       6963
08/31/01             14058                       6281


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/01(1) 1-Year -21.44% Since Inception 7.38%


THE PERFORMANCE INFORMATION IN THE GRAPHS FOR THE MSCI EMERGING MARKETS FREE INDEX BEGINS ON 11/30/96.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.

                     9 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES
-------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares were first publicly offered on 11/18/96. Class A returns include the maximum initial sales charge of 5.75%.

CLASS B shares were first publicly offered on 11/18/96. Class B returns include the applicable contingent deferred sales charge 5% (1-year) and 2% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge.

CLASS C shares were first publicly offered on 11/18/96. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01, therefore, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                     10 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 31, 2001
--------------------------------------------------------------------------------

                                                                       MARKET VALUE
                                                             SHARES      SEE NOTE 1
=====================================================================================
COMMON STOCKS--92.5%
-------------------------------------------------------------------------------------
 BASIC MATERIALS--5.0%

-------------------------------------------------------------------------------------
 METALS--5.0%
 Antofagasta plc                                            500,000    $ 3,626,250
-------------------------------------------------------------------------------------

 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)             275,000      3,404,500
-------------------------------------------------------------------------------------
 PT Aneka Tambang Tbk                                    40,450,000      4,564,175
-------------------------------------------------------------------------------------
 PT International Nickel Indonesia(1)                       127,500         89,196
                                                                      ---------------
                                                                        11,684,121

-------------------------------------------------------------------------------------
 CAPITAL GOODS--11.3%
-------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--5.2%
 Empresa Brasileira de Aeronautica SA (Embraer),
  Preference                                             1,832,000      12,136,731
-------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--3.7%
 Compania de Saneamento Basico do Estado de Sao Paulo    34,102,959      2,199,113
-------------------------------------------------------------------------------------
 Hyundai Heavy Industries Co. Ltd.                          350,000      6,328,767
                                                                      ---------------
                                                                         8,527,880


-------------------------------------------------------------------------------------
 MANUFACTURING--2.4%
 Asian Paints Ltd. (India)                                  739,863      4,116,018
-------------------------------------------------------------------------------------
 Haci Omer Sabanci Holding AS, ADR, Registered S
   Shares(2)                                              2,110,000      1,413,700
                                                                      ---------------
                                                                         5,529,718

-------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--6.5%
-------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--3.2%
 Nortel Inversora SA, Sponsored ADR                         243,500      1,704,500
-------------------------------------------------------------------------------------
 Videsh Sanchar Nigam Ltd.                                  246,450      1,477,445
-------------------------------------------------------------------------------------
 Videsh Sanchar Nigam Ltd., Sponsored ADR                   374,455      4,265,042
                                                                      ---------------
                                                                         7,446,987

-------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--3.3%
 Portugal Telecom SA, Sponsored ADR                         350,000      2,233,000
-------------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar)            309,133,145      3,090,120
-------------------------------------------------------------------------------------
 Telecomunicacoes do Rio de Janeiro SA, Preference(1)   124,602,554      2,432,461
                                                                      ---------------
                                                                         7,755,581

-------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--13.2%
-------------------------------------------------------------------------------------
 AUTOS & HOUSING--6.2%
 Brazil Realty SA, GDR(2,3)                                 415,020      5,083,995
-------------------------------------------------------------------------------------
 Corporacion GEO SA de CV, Series B(1)                    3,218,000      3,047,289
-------------------------------------------------------------------------------------
 G. Accion SA de CV, Series B(1,2)                        4,550,000      2,297,605
-------------------------------------------------------------------------------------
 Madinet Nasr for Housing & Development Co.(3)              404,032      2,140,404
-------------------------------------------------------------------------------------
 Solidere, GDR(1,4)                                         470,000      1,868,250
                                                                      ---------------
                                                                        14,437,543



                     11 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS CONTINUED
-------------------------------------------------------------------------------


                                                                       MARKET VALUE
                                                             SHARES      SEE NOTE 1
-------------------------------------------------------------------------------------
 CONSUMER SERVICES--0.3%
 Art Marketing Syndicate SA(1)                               55,160    $   807,105
-------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--1.8%
 Danubius Hotel & Spa Rt.                                   180,000      1,621,389
-------------------------------------------------------------------------------------
 Hongkong & Shanghai Hotels Ltd. (The)                    6,107,000      2,485,926
                                                                      ---------------
                                                                         4,107,315

-------------------------------------------------------------------------------------
 MEDIA--2.7%
 Hurriyet Gazetecilik ve Matbaacilik AS                 387,424,800        657,274
-------------------------------------------------------------------------------------
 Singapore Press Holdings Ltd.                              279,000      3,172,093
-------------------------------------------------------------------------------------
 Times Publishing Ltd.(2)                                 1,140,000      2,422,050
                                                                      ---------------
                                                                         6,251,417


-------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--2.2%
 Courts (Singapore) Ltd.(3)                               8,705,000      2,574,261
-------------------------------------------------------------------------------------
 Jollibee Foods Corp.                                    10,044,600      2,609,626
                                                                      ---------------
                                                                         5,183,887



-------------------------------------------------------------------------------------
 CONSUMER STAPLES--22.4%
-------------------------------------------------------------------------------------
 BEVERAGES--5.3%
 Companhia de Bebidas das Americas, ADR                     189,200      3,564,528
-------------------------------------------------------------------------------------
 Panamerican Beverages, Inc., Cl. A                         140,000      2,683,800
-------------------------------------------------------------------------------------
 Serm Suk Public Co. Ltd.(2)                                858,200      3,036,842
-------------------------------------------------------------------------------------
 United Breweries Ltd.                                    1,560,966      3,084,514
                                                                      ---------------
                                                                        12,369,684


-------------------------------------------------------------------------------------
 BROADCASTING--8.1%
 Grupo Radio Centro SA de CV, Sponsored ADR                 350,000      2,142,000
-------------------------------------------------------------------------------------
 Grupo Televisa SA, Sponsored GDR(1)                        235,900      8,610,350
-------------------------------------------------------------------------------------
 LG Home Shopping, Inc.                                     129,632      4,469,894
-------------------------------------------------------------------------------------
 Television Broadcasts Ltd.                               1,085,000      3,721,089
                                                                      ---------------
                                                                        18,943,333


-------------------------------------------------------------------------------------
 ENTERTAINMENT--3.0%
 Shaw Brothers Ltd. (Hong Kong)                           3,450,000      2,454,871
-------------------------------------------------------------------------------------
 Zee Telefilms Ltd.                                       1,883,600      4,631,083
                                                                      ---------------
                                                                         7,085,954


-------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--3.1%
 Dairy Farm International Holdings Ltd.(1)                  5,241,900    3,564,492
-------------------------------------------------------------------------------------
 Jeronimo Martins & Filho SA(1)                             405,000      2,854,919
-------------------------------------------------------------------------------------
 PT Hero Supermarket Tbk(1)                               7,516,000        890,471
                                                                      ---------------
                                                                         7,309,882


                     12 OPPENHEIMER DEVELOPING MARKETS FUND

-------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--1.7%
 Grupo Casa Saba SA de CV, Sponsored ADR(1)                 330,000    $ 2,046,000
-------------------------------------------------------------------------------------
 Marico Industries Ltd.                                     422,400      1,971,319
                                                                      ---------------
                                                                         4,017,319

-------------------------------------------------------------------------------------
 TOBACCO--1.2%
 Eastern Tobacco Co.                                        200,000      2,767,989
-------------------------------------------------------------------------------------
 ENERGY--3.9%
-------------------------------------------------------------------------------------
 OIL: INTERNATIONAL--3.9%
 Bharat Petroleum Corp. Ltd.                              2,485,000      9,117,114
-------------------------------------------------------------------------------------
 FINANCIAL--18.6%
-------------------------------------------------------------------------------------
 BANKS--7.8%
 Commercial International Bank, Sponsored GDR               358,000      3,060,900
-------------------------------------------------------------------------------------
 Grupo Financiero Banorte SA de CV(1)                     4,000,000      7,992,615
-------------------------------------------------------------------------------------
 Grupo Financiero Inbursa SA de CV(1)                     1,300,000      5,025,791
-------------------------------------------------------------------------------------
 Uniao de Bancos Brasileiros SA (Unibanco), Sponsored ADR   115,000      2,244,800
                                                                      ---------------
                                                                        18,324,106

-------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--6.8%
 Administradora de Fondos de Pensiones Provida SA,
 Sponsored ADR                                               90,000      2,386,800
-------------------------------------------------------------------------------------
 Housing Development Finance Corp. Ltd.                     507,755      7,580,780
-------------------------------------------------------------------------------------
 ICICI Ltd., Sponsored ADR                                  660,000      4,666,200
-------------------------------------------------------------------------------------
 Kotak Mahindra Finance Ltd.(1)                           1,332,186      1,215,189
                                                                      ---------------
                                                                        15,848,969

-------------------------------------------------------------------------------------
 INSURANCE--4.0%
 Aksigorta AS                                           326,000,000      2,354,988
-------------------------------------------------------------------------------------
 Fubon Insurance Co., GDR                                   450,000      4,500,000
-------------------------------------------------------------------------------------
 Sanlam Ltd.                                              2,049,000      2,601,025
                                                                      ---------------
                                                                         9,456,013

-------------------------------------------------------------------------------------
 HEALTHCARE--7.7%
-------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--7.7%
 Dr. Reddy's Laboratories Ltd.                              200,000      7,515,274
-------------------------------------------------------------------------------------
 Dr. Reddy's Laboratories Ltd., Sponsored ADR(1)            125,000      2,905,000
-------------------------------------------------------------------------------------
 Pliva d.d., GDR(4)                                         563,800      5,762,036
-------------------------------------------------------------------------------------
 Sun Pharmaceutical Industries Ltd.                         147,800      1,681,797
                                                                      ---------------
                                                                        17,864,107

-------------------------------------------------------------------------------------
 TECHNOLOGY--1.5%
-------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--0.8%
 NIIT Ltd.                                                  298,700      1,028,088
-------------------------------------------------------------------------------------
 SSI Ltd.                                                   242,000        843,458
                                                                      ---------------
                                                                         1,871,546



                     13 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                             MARKET VALUE
                                                                                SHARES         SEE NOTE 1
----------------------------------------------------------------------------------------------------------
 ELECTRONICS--0.7%
 PKL Corp.(1)                                                                     72,080    $   1,605,226
----------------------------------------------------------------------------------------------------------
 UTILITIES--2.4%
----------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--2.0%
 Compania Paranaense Energia, Sponsored ADR, B Shares, Preference                635,800        4,577,760
----------------------------------------------------------------------------------------------------------
 GAS UTILITIES--0.4%
 Aygaz AS                                                                     56,684,000          961,655
                                                                                            --------------
 Total Common Stocks (Cost $238,914,678)                                                      215,988,942
                                                                                   UNITS
----------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 PT Hero Supermarket Tbk Rts., Exp. 9/11/01(1) (Cost $0)                       3,006,400               --

                                                                               PRINCIPAL
                                                                                  AMOUNT
----------------------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--0.8%
----------------------------------------------------------------------------------------------------------
 Impsat Fiber Networks, Inc., 13.75% Sr. Nts., 2/15/05 (Cost $6,487,433)     $ 9,000,000        1,822,500
----------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--7.8%
 Repurchase agreement with Banque Nationale De Paris, 3.63%, dated 8/31/01, to be repurchased at $18,270,366 on 9/4/01,
 collateralized by U.S. Treasury Nts., 5.50%-7.50%, 11/15/01-1/31/03,
 with a value of $18,670,260 (Cost $18,263,000)                               18,263,000       18,263,000
----------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $263,665,111)                                   101.1%     236,074,442
----------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                              (1.1)      (2,562,650)
                                                                             -----------------------------

 NET ASSETS                                                                        100.0%   $ 233,511,792
                                                                             =============================



FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2001, amounts to $9,798,660. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                   UNREALIZED
                                 SHARES       GROSS      GROSS         SHARES     APPRECIATION   DIVIDEND
                             AUG. 31, 2000  ADDITIONS  REDUCTIONS  AUG. 31, 2001 (DEPRECIATION)   INCOME
----------------------------------------------------------------------------------------------------------
 STOCKS AND WARRANTS
 Brazil Realty SA, GDR              63,580    351,440     --            415,020   $(791,870)     $ 547,892
 Courts (Singapore) Ltd.         6,815,000  1,890,000     --          8,705,000    (988,181)        66,275
 Madinet Nasr for Housing
 & Development Co.                 220,000    184,032     --            404,032    (839,889)       218,737
                                                                                                 ---------
                                                                                                 $ 832,904
                                                                                                 =========

                    14 OPPENHEIMER DEVELOPING MARKETS FUND

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $7,630,286 or 3.27% of the Fund's net assets as of August 31, 2001.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION                 MARKET VALUE        PERCENT
----------------------------------------------------------------------------
 India                                        $ 56,098,320             23.7%
 Brazil                                         35,329,507             15.0
 Mexico                                         33,845,451             14.3
 United States                                  23,490,000             10.0
 Korea, Republic of (South)                     12,403,887              5.3
 Singapore                                      11,732,896              5.0
 Hong Kong                                       8,661,886              3.7
 Egypt                                           7,969,293              3.4
 Croatia                                         5,762,036              2.4
 Indonesia                                       5,543,842              2.3
 Turkey                                          5,387,617              2.3
 Portugal                                        5,087,920              2.2
 Taiwan                                          4,500,000              1.9
 Great Britain                                   3,626,250              1.5
 Thailand                                        3,036,842              1.3
 Philippines                                     2,609,626              1.1
 South Africa                                    2,601,025              1.1
 Chile                                           2,386,800              1.0
 Lebanon                                         1,868,250              0.8
 Argentina                                       1,704,500              0.7
 Hungary                                         1,621,389              0.7
 Poland                                            807,105              0.3
                                              ------------------------------
 Total                                        $236,074,442            100.0%
                                              ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    15 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2001

-----------------------------------------------------------------------------------
ASSETS
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $251,246,511)                           $226,275,782
 Affiliated companies (cost $12,418,600)                                 9,798,660
                                                                      -------------
                                                                       236,074,442
-----------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                       1,527
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                        858,945
 Investments sold                                                          712,580
 Interest and dividends                                                    550,682
 Other                                                                      20,411
                                                                      -------------
 Total assets                                                          238,218,587
-----------------------------------------------------------------------------------
 LIABILITIES
 Bank overdraft                                                            879,993
-----------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                       2,890
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                  1,963,523
 Investments purchased                                                   1,634,098
 Distribution and service plan fees                                         97,444
 Trustees' compensation                                                     32,845
 Transfer and shareholder servicing agent fees                              17,123
 Other                                                                      78,879
                                                                      -------------
 Total liabilities                                                       4,706,795
-----------------------------------------------------------------------------------
 NET ASSETS                                                           $233,511,792
                                                                      =============
-----------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                      $268,535,192
-----------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                     919,000
-----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                        (8,343,539)
-----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments
 and translation of assets and liabilities denominated in
 foreign currencies                                                    (27,598,861)
                                                                      -------------
 NET ASSETS                                                           $233,511,792
                                                                      =============


                    16 OPPENHEIMER DEVELOPING MARKETS FUND

-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $167,177,726 and 12,928,531 shares of beneficial interest outstanding)                  $12.93
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                         $13.72
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $45,392,746
 and 3,541,320 shares of beneficial interest outstanding)                                $12.82
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,864,464
 and 1,632,752 shares of beneficial interest outstanding)                                $12.78
-----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,856 and
 5,954 shares of beneficial interest outstanding)                                        $12.91



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    17 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2001

---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $380,008)                $  5,132,551
 Affiliated companies (net of foreign withholding taxes of $21,829)                        832,904
---------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of ($1,421)                                   1,633,496
                                                                                      -------------
 Total income                                                                            7,598,951
---------------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                         2,204,570
---------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                   354,650
 Class B                                                                                   481,000
 Class C                                                                                   196,191
 Class N                                                                                        88
---------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                             552,947
---------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                               342,501
---------------------------------------------------------------------------------------------------
 Shareholder reports                                                                       165,154
---------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                28,239
---------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                      7,320
---------------------------------------------------------------------------------------------------
 Foreign capital gains taxes                                                              (116,787)
---------------------------------------------------------------------------------------------------
 Other                                                                                      69,540
                                                                                      -------------
 Total expenses                                                                          4,285,413
 Less reduction to custodian expenses                                                       (6,377)
                                                                                      -------------
 Net expenses                                                                            4,279,036
---------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                   3,319,915
---------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                            (5,194,298)
 Foreign currency transactions                                                          (2,733,621)
                                                                                      -------------
 Net realized gain (loss)                                                               (7,927,919)
---------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                           (37,226,212)
 Translation of assets and liabilities denominated in foreign currencies                (7,501,326)
                                                                                      -------------
 Net change                                                                            (44,727,538)
                                                                                      -------------
 Net realized and unrealized gain (loss)                                               (52,655,457)
---------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $(49,335,542)
                                                                                      =============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    18 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,                                       2001           2000
-------------------------------------------------------------------------------------
OPERATIONS
 Net investment income (loss)                          $   3,319,915    $  1,588,259
-------------------------------------------------------------------------------------
 Net realized gain (loss)                                 (7,927,919)     12,115,822
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    (44,727,538)     18,997,538
                                                       ------------------------------
 Net increase (decrease) in net assets resulting from
   operations                                            (49,335,542)     32,701,619
-------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                  (1,618,586)       (474,878)
 Class B                                                    (249,376)        (72,621)
 Class C                                                    (121,084)        (20,349)
 Class N                                                          --              --
-------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                  (3,249,587)             --
 Class B                                                  (1,224,142)             --
 Class C                                                    (452,374)             --
 Class N                                                          --              --
-------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from
   beneficial interest transactions:
 Class A                                                  91,763,302      53,825,278
 Class B                                                   9,928,553      17,625,360
 Class C                                                   9,341,474       8,922,257
 Class N                                                      84,379              --
-------------------------------------------------------------------------------------
 NET ASSETS

 Total increase                                           54,867,017     112,506,666
-------------------------------------------------------------------------------------
 Beginning of period                                     178,644,775      66,138,109
                                                        -----------------------------
 End of period [including undistributed
   (overdistributed) net investment income of $919,000
   and $1,180,759, respectively]                        $233,511,792    $178,644,775
                                                        =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    19 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS



CLASS A  YEAR ENDED AUGUST 31,                      2001        2000        1999        1998       1997(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

 Net asset value, beginning of period             $ 16.85     $ 11.40     $  7.76      $12.82     $ 10.00
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .21         .20         .10         .11         .07
 Net realized and unrealized gain (loss)            (3.54)       5.37        3.71       (4.62)       2.75
                                                 ------------------------------------------------------------
 Total income (loss) from
 investment operations                              (3.33)       5.57        3.81       (4.51)       2.82
-------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.20)       (.12)       (.10)       (.09)         --
 Distributions from net realized gain                (.39)         --        (.07)       (.46)         --
                                                 ------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (.59)       (.12)       (.17)       (.55)         --
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $12.93      $16.85      $11.40       $7.76      $12.82
                                                 ============================================================
-------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)               (20.08)%     49.12%      49.92%     (36.33)%     28.20%
-------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)        $167,178    $114,137     $40,046     $23,663     $37,613
-------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $153,027    $ 77,848     $29,183     $35,864     $17,852
-------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                               1.76%       1.56%       1.11%       0.87%       1.45%
 Expenses                                            1.69%       1.96%       2.36%       2.18%4      1.94%(4)
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               16%         22%         37%         78%         27%


1. For the period from November 18, 1996 (inception of offering) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    20 OPPENHEIMER DEVELOPING MARKETS FUND

CLASS B   YEAR ENDED AUGUST 31,                      2001     2000       1999      1998     1997(1)
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

 Net asset value, beginning of period              $ 16.70   $ 11.30   $  7.69    $12.73   $ 10.00
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .12       .11       .04       .01       .03
 Net realized and unrealized gain (loss)             (3.53)     5.33      3.68     (4.57)     2.70
                                                   ---------------------------------------------------
 Total income (loss) from
 investment operations                               (3.41)     5.44      3.72     (4.56)     2.73
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.08)     (.04)     (.04)     (.02)       --
 Distributions from net realized gain                 (.39)       --      (.07)     (.46)       --
                                                   ---------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.47)     (.04)     (.11)     (.48)       --
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $12.82    $16.70    $11.30     $7.69    $12.73
                                                   ===================================================
------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                (20.67)%   48.20%    48.81%   (36.85)%   27.30%
------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)          $45,393   $48,146   $21,028   $12,788   $20,470
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $48,135   $37,333   $16,430   $18,673   $ 7,802
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                0.92%     0.78%     0.37%     0.07%     0.87%
 Expenses                                             2.46%     2.72%     3.10%     2.95%(4)  2.78%(4)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                16%       22%       37%       78%       27%


1. For the period from November 18, 1996 (inception of offering) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    21 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED AUGUST 31,                                   2001      2000      1999     1998     1997(1)
==================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                             $ 16.68   $ 11.31   $  7.68  $ 12.74   $ 10.00
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .12       .09       .04      .02       .04
Net realized and unrealized gain (loss)                            (3.52)     5.32      3.69    (4.58)     2.70
                                                                --------------------------------------------------
Total income (loss) from
investment operations                                              (3.40)     5.41      3.73    (4.56)     2.74
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.11)     (.04)     (.03)    (.04)       --
Distributions from net realized gain                                (.39)       --      (.07)    (.46)       --
                                                                --------------------------------------------------

Total dividends and/or distributions
to shareholders                                                     (.50)     (.04)     (.10)    (.50)       --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 12.78   $ 16.68   $ 11.31  $  7.68   $ 12.74
                                                                ==================================================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                               (20.68)%   47.93%    48.98%  (36.88)%   27.40%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                         $ 20,864  $16,363   $ 5,064  $ 3,061   $ 3,713
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $ 19,646  $10,230   $ 4,022  $ 4,206   $ 1,560
------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:(3)
Net investment income                                               0.94%     0.82%     0.41%   0.24%      0.98%
Expenses                                                            2.46%     2.71%     3.08%   2.95%(4)   2.77%(4)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               16%       22%       37%     78%       27%

1. For the period from November 18, 1996 (inception of offering) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     22 OPPENHEIMER DEVELOPING MARKETS FUND

CLASS N  PERIOD ENDED AUGUST 31,                                2001(1)
=========================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                          $  15.26
-------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .05
Net realized and unrealized gain (loss)                          (2.40)
                                                              -----------

Total income (loss) from
investment operations                                            (2.35)
-------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                --
Distributions from net realized gain                                --
                                                              -----------
Total dividends and/or distributions
to shareholders                                                     --
-------------------------------------------------------------------------
Net asset value, end of period                                $  12.91
                                                              ===========

=========================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                             (15.40)%

=========================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                      $     77
-------------------------------------------------------------------------
AVERAGE NET ASSETS (IN THOUSANDS)                             $     35
-------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                             1.63%
Expenses                                                          1.96%
-------------------------------------------------------------------------
Portfolio turnover rate                                             16%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     23 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to aggressively seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                     24 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

     As of August 31, 2001, the Fund had approximately $8,137,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2001, the Fund's projected benefit obligations were decreased by $911 and payments of $511 were made to retired trustees, resulting in an accumulated liability of $31,423 as of August 31, 2001.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                     25 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $1,647,831, a decrease in undistributed net investment income of $1,592,628, and an increase in accumulated net realized loss on investments of $55,203. This reclassification includes $202,183 distributed in connection with Fund share redemptions which increased paid- in capital and increased accumulated net realized loss. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     26 OPPENHEIMER DEVELOPING MARKETS FUND

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     YEAR ENDED AUGUST 31, 2001(1)               YEAR ENDED AUGUST 31, 2000
                                     SHARES               AMOUNT                 SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------------
CLASS A
Sold                               21,122,392         $ 309,779,945            10,550,933         $ 174,937,404
Dividends and/or
distributions reinvested              305,013             4,343,385                31,540               440,912
Redeemed                          (15,274,257)         (222,360,028)           (7,319,699)         (121,553,038)
                                  ------------------------------------------------------------------------------
Net increase (decrease)             6,153,148         $  91,763,302             3,262,774         $  53,825,278
                                  ==============================================================================

----------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                1,541,989         $  22,803,862             2,289,199         $  37,593,902
Dividends and/or
distributions reinvested               96,553             1,370,152                 4,985                69,291
Redeemed                             (980,498)          (14,245,461)           (1,271,347)          (20,037,833)
                                  ------------------------------------------------------------------------------
Net increase (decrease)               658,044         $   9,928,553             1,022,837         $  17,625,360
                                  ==============================================================================

----------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                3,516,122         $  50,817,845               819,660         $  13,558,912
Dividends and/or
distributions reinvested               36,033               509,869                 1,334                18,568
Redeemed                           (2,900,654)          (41,986,240)             (287,683)           (4,655,223)
                                  ------------------------------------------------------------------------------
Net increase (decrease)               651,501         $   9,341,474               533,311         $   8,922,257
                                  ==============================================================================

----------------------------------------------------------------------------------------------------------------
CLASS N
Sold                                    5,990         $      84,856                    --         $          --
Dividends and/or
distributions reinvested                   --                    --                    --                    --
Redeemed                                  (36)                 (477)                   --                    --
                                  ------------------------------------------------------------------------------
Net increase (decrease)                 5,954         $      84,379                    --         $          --
                                  ==============================================================================


1. For the year ended August 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.


                     27 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $130,747,423 and $32,627,993, respectively.

     As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $266,548,733 was:

        Gross unrealized appreciation                  $ 26,418,276
        Gross unrealized depreciation                   (56,892,567)
                                                       ------------
        Net unrealized appreciation (depreciation)     $(30,474,291)
                                                       ============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million, and 0.85% of average annual net assets over $1 billion. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 1.00%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

     The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      AGGREGATE           CLASS A         COMMISSIONS       COMMISSIONS         COMMISSIONS          COMMISSIONS
                      FRONT-END         FRONT-END          ON CLASS A        ON CLASS B          ON CLASS C           ON CLASS N
                  SALES CHARGES     SALES CHARGES              SHARES            SHARES              SHARES               SHARES
                     ON CLASS A       RETAINED BY         ADVANCED BY       ADVANCED BY         ADVANCED BY          ADVANCED BY
YEAR ENDED               SHARES       DISTRIBUTOR      DISTRIBUTOR(1)    DISTRIBUTOR(1)      DISTRIBUTOR(1)       DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------------------------------
August 31, 2001        $728,912          $110,505            $230,000          $622,502            $193,651                 $221

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                     CLASS A                      CLASS B                    CLASS C                    CLASS N
                         CONTINGENT DEFERRED          CONTINGENT DEFERRED        CONTINGENT DEFERRED        CONTINGENT DEFERRED
                               SALES CHARGES                SALES CHARGES              SALES CHARGES              SALES CHARGES
                                 RETAINED BY                  RETAINED BY                RETAINED BY                RETAINED BY
YEAR ENDED                       DISTRIBUTOR                  DISTRIBUTOR                DISTRIBUTOR                DISTRIBUTOR
---------------------------------------------------------------------------------------------------------------------------------
August 31, 2001                      $10,150                     $102,334                    $12,238                        $--


                     28 OPPENHEIMER DEVELOPING MARKETS FUND

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $354,650, all of which were paid by the Distributor to recipients, and included $19,718 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                     29 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                   DISTRIBUTOR'S
                                                    DISTRIBUTOR'S      AGGREGATE
                                                        AGGREGATE   UNREIMBURSED
                                                     UNREIMBURSED  EXPENSES AS %
                 TOTAL PAYMENTS    AMOUNT RETAINED     EXPENSESOF     NET ASSETS
                     UNDER PLAN     BY DISTRIBUTOR     UNDER PLAN       OF CLASS
--------------------------------------------------------------------------------
 Class B Plan          $481,000           $400,524     $1,277,759          2.81%
 Class C Plan           196,191            111,326        352,706           1.69
 Class N Plan                88                 44             --             --

================================================================================
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of August 31, 2001, the Fund had outstanding foreign currency contracts as follows:

                                         CONTRACT
                            EXPIRATION     AMOUNT  VALUATION AS OF     UNREALIZED        UNREALIZED
CONTRACT DESCRIPTION             DATES     (000S)  AUGUST 31, 2001   APPRECIATION      DEPRECIATION
----------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro (EUR)               9/3/01-9/4/01     EUR587         $533,267           $ --            $2,866
Indian Rupee (INR)       9/3/01-9/5/01     INR845           17,909             --                20
Philippines Peso (PHP)          9/4/01     PHP202            3,949              5                --
Singapore Dollar (SGD)   9/3/01-9/4/01       SGD5            3,011             --                 4
                                                                    --------------------------------
                                                                                5             2,890
                                                                    --------------------------------
CONTRACTS TO SELL
Euro (EUR)                      9/3/01     EUR497          451,866          1,522                --
Total Unrealized Appreciation and Depreciation                             $1,527            $2,890
                                                                    ================================

                    30 OPPENHEIMER DEVELOPING MARKETS FUND

-------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2001, was $14,254,192, which represents 6.10% of the Fund's net assets.


-------------------------------------------------------------------------------
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended or at August 31, 2001.

                    31 OPPENHEIMER DEVELOPING MARKETS FUND

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER DEVELOPING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from November 18, 1996 (inception of offering) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from November 18, 1996 (inception of offering) to August 31, 1997, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP

Denver, Colorado
September 24, 2001


                    32 OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED
--------------------------------------------------------------------------------

In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

  Dividends and distributions of $0.5909, $0.4745 and $0.4997 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 7, 2000, of which $0.3942 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

  None of the dividends paid by the Fund during the year ended August 31, 2001, are eligible for the corporate dividend-received deduction.

  The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




                    33 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND
--------------------------------------------------------------------------------

=============================================================================================
OFFICERS AND
TRUSTEES                    Leon Levy, Chairman of the Board of Trustees
                            Donald W. Spiro, Vice Chairman of the Board of Trustees
                            Robert G. Galli, Trustee
                            Phillip A. Griffiths, Trustee
                            Benjamin Lipstein, Trustee
                            Elizabeth B. Moynihan, Trustee
                            Kenneth A. Randall, Trustee
                            Edward V. Regan, Trustee
                            Russell S. Reynolds, Jr., Trustee
                            Clayton K. Yeutter, Trustee
                            Rajeev Bhaman, Vice President
                            Andrew J. Donohue, Secretary
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

=============================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

=============================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

=============================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

=============================================================================================
CUSTODIAN OF                The Bank of New York
PORTFOLIO SECURITIES

=============================================================================================
INDEPENDENT AUDITORS        KPMG LLP

=============================================================================================
LEGAL COUNSEL               Mayer, Brown & Platt

=============================================================================================

                            OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS
                            DISTRIBUTOR, INC., 6803 S. TUCSON WAY, ENGLEWOOD, CO 80112-3924.

                            (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                    34 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

GLOBAL EQUITY      Developing Markets Fund                   Global Fund
                   International Small Company Fund          Quest Global Value Fund
                   Europe Fund                               Global Growth & Income Fund
                   International Growth Fund
----------------------------------------------------------------------------------------
EQUITY             Stock                                     Stock & Bond
                   Emerging Technologies Fund                Quest Opportunity Value Fund
                   Emerging Growth Fund                      Total Return Fund
                   Enterprise Fund                           Quest Balanced Value Fund
                   Discovery Fund                            Capital Income Fund
                   Main Street(R) Small Cap Fund             Multiple Strategies Fund
                   Small Cap Value Fund(1)                   Disciplined Allocation Fund
                   MidCap Fund                               Convertible Securities Fund
                   Main Street(R) Opportunity Fund           Specialty
                   Growth Fund                               Real Asset Fund(R)
                   Capital Appreciation Fund                 Gold & Special Minerals Fund
                   Main Street(R) Growth & Income Fund
                   Large Cap Growth Fund
                   Value Fund(2)
                   Quest Capital Value Fund
                   Quest Value Fund
                   Trinity Growth Fund
                   Trinity Core Fund
                   Trinity Value Fund
-----------------------------------------------------------------------------------------
INCOME             Taxable                                   Municipal
                   International Bond Fund                   California Municipal Fund(4)
                   High Yield Fund                           Florida Municipal Fund(4)
                   Champion Income Fund                      New Jersey Municipal Fund(4)
                   Strategic Income Fund                     New York Municipal Fund(4)
                   Bond Fund                                 Pennsylvania Municipal Fund(4)
                   Senior Floating Rate Fund                 Municipal Bond Fund
                   U.S. Government Trust                     Intermediate Municipal Fund
                   Limited-Term Government Fund
                   Capital Preservation Fund(3)
                   Rochester Division
                   Rochester Fund Municipals
                   Limited Term New York Municipal Fund
-----------------------------------------------------------------------------------------
SELECT MANAGERS    Stock                                     Stock & Bond
                   Mercury Advisors Focus Growth Fund        QM Active Balanced Fund(3)
                   Gartmore Millennium Growth Fund II(5)
                   Jennison Growth Fund
                   Salomon Brothers Capital Fund
                   Mercury Advisors S&P 500(R)Index Fund(3)
-----------------------------------------------------------------------------------------
MONEY MARKET(6)    Money Market Fund                          Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.

2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.

3. Available only through qualified retirement plans.

4. Available to investors only in certain states.

5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.

6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.


                     35 OPPENHEIMER DEVELOPING MARKETS FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website--we're here to help.

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INTERNET
24-hr access to account information and transactions(2)
WWW.OPPENHEIMERFUNDS.COM
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GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
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TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
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PHONELINK(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
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TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
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TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
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EDOCS DIRECT
Receive shareholder report and prospectus notifications for your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
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TICKER SYMBOLS Class A: ODMAX Class B: ODVBX Class C: ODVCX Class Y: ODVNX
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1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.